                                                                    EXHIBIT 10.8



This Warrant will be void after 5:00 P.M., Eastern Daylight Time, June 20, 2004

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM, OR IN ABSENCE OF RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE WARRANT OR SHARES SOUGHT TO BE SOLD OR TRANSFERRED MAY BE SOLD OR TRANSFERRED WITHOUT SUCH REGISTRATION.

                                                                     Number CS-8

                             STOCK PURCHASE WARRANT

                 To Subscribe For and Purchase Common Stock of.

                            INDUS INTERNATIONAL, INC.

          (Transferability Restricted as Provided in Paragraph 2 Below)

         THIS CERTIFIES THAT, for value received, WARBURG, PINCUS INVESTORS, L.P., a Delaware limited partnership ("Warburg"), or registered assigns, is entitled to subscribe for and purchase from INDUS INTERNATIONAL, INC., a Delaware corporation (the "Company"), at the price of Two Dollars and Seventy-Nine Cents ($2.79) per share at any time from June 20, 1994 to and including June 20, 2004, to purchase 304,533 shares of the Company's fully paid and nonassessable Common Stock, $0.001 par value per share (the "Warrant Shares"); subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

         1. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by the surrender of this Warrant (properly endorsed, if required), at the principal office of the Company (or such other office as the Company may designate by notice in writing to the holder hereof, and upon payment to the Company, by case or by certified check or bank draft, of the purchase price for such Warrant Shares The Company agrees that the shares so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares, as of the close of business of the date on which this Warrant shall have been surrendered and payment made for such shares, as aforesaid. Certificates for the shares so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding ten (10) days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired.

         2. The Warrants will be exercisable, assignable and transferable for a period of ten (10) years from the date of issuance; provided however, that any transfer or assignment of the Warrants to any person must be made in accordance with provisions of the Securities Act of 1933, as amended.

or any similar federal statute then in effect (the "Federal Act") and the Delaware General Corporation Law (the "DGCL") and any applicable state securities statute (collectively, the "Securities Laws").

         3. The holder of this Warrant, by acceptance hereof, acknowledges and agrees that, prior to the disposition of any shares of Common Stock theretofore purchased upon the exercise hereof Under circumstances that might require registration of such shares under the Securities Laws, such holder shall therefore comply with the provisions of the following subdivisions:

                  (a) If, in the opinion of the Company's counsel, the proposed disposition does not require registration under the Securities Laws, of the shares of Common Stock issuable or issued upon the exercise of this Warrant, the Company shall, as promptly as practicable, notify the holder hereof of such opinion, whereupon such holder shall be entitled to dispose of such shares theretofore issued upon the exercise hereof, all in accordance with the terms of the notice delivered by such holder to the Company.

                  (b) If, in the opinion of the Company's counsel, such proposed disposition requires a registration of the shares of Common Stock issuable or issued upon the exercise of this Warrant, the Company shall promptly give written notice to all then-holders of the Warrants, at the respective addresses thereof shown on the books of the Company, of a proposed registration under the Securities or of a post-effective amendment to the Company's Registration Statement previously filed, with respect to shares of Common Stock issuable or issued upon the exercise of the Warrants, and the Company shall, as expeditiously as possible, use its best efforts to effect such registration or post-effective amendment, under such Securities Laws, provided the participating holders bear all expenses pro rata, including but not limited to legal, accounting and printing expenses, of the shares of Common Stock issuable or issued upon the exercise of this Warrant, all to the extent requisite to permit the sale of the Common Stock referred to in the foregoing clause, upon the terms of offering supplied in writing to the Company by the participating holders thereof, and upon the effectiveness of such registration or pro rata, keep effective such registration or post-effective amendment and, from time to time, amend or supplement the prospectus used in connection therewith, for the period and to the extent necessary in order to comply with the Securities Laws with respect to the Common Stock referred to in the foregoing clause during such period. Notwithstanding the foregoing, the Company shall not be required to effect more than one registration or post-effective amendment pursuant to this Paragraph 3(b).

                  (c) If any shares of Common Stock issuable pursuant to this Warrant require declaration or registration with, or approval of, any governmental official or authority (other than registration under the Securities Laws) before shares issued pursuant hereto may be transferred, or before such shares may be issued on the exercise hereof, the Company, at the participating warrant holders expense pro rata, will take all requisite action in connection with such declaration, and will use its best efforts to cause such shares and/or this Warrant to be duly registered or approved, as may be required.

         4. The Company covenants and agrees that all shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the use thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at times have authorized, and reserved, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant, and will, at its expense, expeditiously upon each such reservation of shares, procure the listing thereof (subject to issuance or notice of issuance) on all stock exchanges, if any, on which the COMMON STOCK is then listed.

         5. In the event that the Company shall, at any time or from time to time during the period of this Warrant shall be exercisable, issue any shares of Common Stock (other than shares issuable pursuant to options outstanding as of June 20, 1994 and shares issuable pursuant to incentive stock plans adopted for benefit of the Company's employees) for a consideration per share less than the Warrant purchase price in effect immediately prior to the issuance of such shares, or without consideration, then, and thereafter successively upon each such issuance, the Warrant purchase price in effect immediately prior to the issuance of such shares shall forthwith be reduced to a price (calculated to the nearest full cent) determined by dividing (a) an amount equal to (i) the total number of shares of Common Stock outstanding immediately prior to such issuance, multiplied by the Warrant purchase price in effect immediately prior to such issuance, plus (ii) the consideration, if any, received by the Company upon such issuance, by (b) the total number of shares of Common Stock outstanding immediately after such issuance. After each adjustment of the Warrant purchase price, the total number of shares of Common Stock purchasable upon exercise of this Warrant shall be proportionately adjusted, that is, adjusted to such a number of shares as the Warrant purchase price, multiplied by the number of shares of Common Stock, will pay for at the adjusted Warrant purchase price. For purposes of this Paragraph 5, the following provisions shall be applicable:

                  (a) In the case of the issuance of shares of Common Stock or other securities of the Company for cash, the consideration received by the Company therefor shall be deemed to be the cash proceeds received by the Company therefor, less any commissions or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issuance thereof.

                  (b) In case of the issuance of shares of Common Stock or other securities of the Company for a consideration other than cash, or a consideration a part of which shall be other than cash, the amount of the consideration received by the Company therefor shall be deemed to be the cash proceeds, if any, received by the Company, plus the fair market value of the consideration other than cash, as determined by the Board of Directors of the Company, less any commissions or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, such issuance; provided, however, that the amount of such consideration other than cash shall in no event exceed the cost thereof as recorded on the books of the Company.

                  (c) In case of the issuance by the Company of (i) any security that is convertible into or exchangeable for shares of Common Stock, or
         (ii) any rights, warrants (other than these Warrants) or options to purchase shares of Common Stock, the Company shall be deemed to have issued the maximum number of shares of Common Stock into which such convertible or exchangeable securities may be converted or exchanged, or the maximum number of shares of Common Stock deliverable upon the exercise of such rights, warrants or options, as the case may be, for the consideration (determined as provided in Paragraphs 5(a) and 5(b) above) received by the Company for such convertible or exchangeable securities, or for such rights or options, as the case may be, plus the minimum aggregate price at which shares of Common Stock are to be delivered upon the exercise of such rights, warrants or options, as the case may be. On the expiration of such rights, warrants or options, or the termination of such right to convert or exchange, the Warrant purchase price hereunder shall be readjusted to such Warrant purchase price as would have obtained had the adjustments made upon the issuance of such rights, warrants or options, or convertible or exchangeable securities been made upon the basis of the delivery of, and receipt of the consideration or adjustment payment, if any, actually paid for, only the number of shares of Common Stock actually delivered upon the exercise of such rights, warrants or options, or upon the conversion or exchange of such securities. Except as provided in the next preceding sentence, no further adjustment of the Warrant purchase price shall be made as a result of the actual issuance of shares of Common Stock referred to in this Paragraph 5(c).

                  (d) The consideration for any securities issued as a stock dividend shall be deemed to be zero.

                  (e) The number of shares of stock of any class at any time outstanding shall include all shares of stock of that class then owned or held by or for the account of the Company.

                  (f) If at any time or from time to time, the Company shall, by subdivision, consolidation or reclassification of shares, or otherwise, change as a whole the outstanding shares of Common Stock into a different number or class of shares, the number and class of shares as so changed shall, for the purposes of each Warrant and the terms and conditions hereof, replace the shares outstanding immediately prior to such change, and the Warrant purchase price in effect, and the number of shares purchasable under each Warrant, immediately prior to the date on which such change shall become effective, shall be proportionately adjusted.

                  (g) Irrespective of any adjustment or change in the Warrant purchase price or the number of shares of Common Stock actually purchasable under each warrant of like tenor, the Warrants theretofore and thereafter issued may continue to express the Warrant purchase price per share and the number of shares purchasable thereunder as the Warrant purchase price per share and the number of shares purchasable were expressed on the Warrants when initially issued.

         6. If at any time while any Warrant is outstanding, the Company shall consolidate with or merge into another corporation, the holder hereof shall thereafter be entitled upon exercise hereof to purchase, with respect to each share of Common Stock purchasable hereunder immediately prior to the date on which such consolidation or merger shall become effective, the securities or property to which a holder of one share of Common Stock would have been entitled upon such consolidation or merger, without any change in, or payment in addition to, the Warrant purchase price in effect immediately prior to such merger or consolidation, and the Company shall take such steps in connection with such consolidation or merger as may be necessary to assure that all the provisions of each Warrant shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of each Warrant. The Company shall not effect any such consolidation or merger unless prior to the consummation thereof the successor corporation (if other than the Company) resulting therefrom shall assume, by written instrument executed and mailed to the registered holder of each Warrant at the address of such holder such securities or property as in accordance with the foregoing provisions such holder shall be entitled to purchase.

         7. If the Company shall at any time or from time to time (a) distribute (otherwise than as a dividend in cash, or in Common Stock or securities convertible into, or exchangeable for Common Stock) to the holders of Common Stock, or grant any rights to such holders to acquire, assets without any consideration paid or to be paid by them, or for a consideration less than the fair market value of such assets, as determined by the Board of Directors of the Company, or (b) declare a dividend upon the Common Stock (to the extent payable otherwise than out of earnings or earned surplus, as indicated by the accounting treatment of such dividend in the books of the Company, and otherwise than in Common Stock, or securities convertible into, or exchangeable for, Common Stock), the Company shall reserve, and the holder of each Warrant shall thereafter upon exercise thereof be entitled to receive, for each share of Common Stock purchaseable thereunder on the record date established by the Company for the determination of holders of Common Stock entitled to receive such distribution, right or dividend (or if no such record date shall have been established, on the date of such distribution, grant of such right or payment of such dividend), and without increase in, or, except in respect of the consideration, if any, paid for such assets by stockholders, payment in addition to, the then current Warrant purchase price per share, (i) the amount of such assets that would have been distributable to, or as to which such right would have been granted to, the holder thereof, or (ii) the amount of such dividend (to the extent thereof above-stated) that such holder would have received, had such holder been a holder of one share of Common Stock on such record (or other) date.

         8. Upon the happening of any event requiring an adjustment of the Warrant purchase price hereunder, the Company shall forthwith give written notice thereof to the registered holder of each Warrant, stating the adjusted Warrant purchase price and the adjusted number of shares of Common Stock purchaseable upon the exercise thereof resulting from such event, and setting forth in reasonable detail the method of calculation and the facts on which such calculation is based. The certificate of the Company's independent public accountants shall be conclusive evidence of the correctness of any computation made hereunder. In case any voluntary or involuntary dissolution, liquidation or winding-up of the Company shall at any time be proposed, the Company shall give at least twenty (20) days' prior written notice thereof to the registered holder of each Warrant, stating the date on which such event is to take place and the date (which shall be at least twenty days after the giving of such notice) as of which the holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such dissolution, liquidation or winding-up (on which date, in the event such dissolution, liquidation or winding-up shall actually take place, each Warrant and all rights with respect thereto shall terminate). Notices pursuant to this Paragraph shall be given by first class mail, postage prepaid, addressed to the registered holder of each Warrant at the address of such holder appearing in the records of the Company.

         9. In case, at any time during the period this Warrant shall be exercisable,

                  (a) the Company shall pay any dividend payable in stock on its Common Stock, or make any distribution (other than case dividends paid at an established annual or quarterly rate) to the holders of its Common Stock;

                  (b) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class, or other rights;

                  (c) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

                  (d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of such cases, the Company shall give to the holder of this Warrant (i) at least twenty days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least twenty days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (ii) shall also specify when the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. Each such written notice shall be given by first class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company.

         10. As used herein, the term "Common Stock" shall mean and include the Company's Common Stock authorized on the date hereof, and shall also include any capital stock of any class of the Company thereafter authorized that shall not be limited to a fixed use or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Company; provided, that the shares purchasable pursuant to this Warrant shall include only shares of such class referred to in the first paragraph hereof designated in the Company's Certificate of Incorporation as Common Stock on the date hereof, or, in case of any reorganization, reclassification, consolidation, merger or sale of assets of the character referred to in Paragraph 5 hereof, the stock, securities or assets provided for in such paragraph.

         11. This Warrant is exchangeable, upon its surrender by the registered holder at such office of the Company, for new Warrants of like tenor, representing, in the aggregate, the right to subscribe for and purchase the number of shares that may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by the registered holder at the time of such surrender. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, upon delivery of a bond of indemnity satisfactory to the Company, or, in the case of any such mutilation, upon surrender or cancellation of this Warrant, the Company will issue to the registered holder a new Warrant of like tenor, in lieu of this Warrant, representing the right to subscribe for and purchase the number of shares that may be subscribed for and purchased hereunder. Nothing herein is intended to authorize the transfer of this Warrant, except as permitted under Paragraph 2.

         IN WITNESS WHEREOF, the undersigned has caused this Warrant to be signed by its duly authorized officers under its corporate seal, and to be dated this 25th day of August, 1997.


                                    INDUS INTERNATIONAL, INC.


                                    By: /s/ Robert W. Felton
                                        ------------------------------
                                        Robert W. Felton
                                        Chairman of the Board and
                                        Chief Executive Officer


Attest:


/s/ Anna Borden
------------------------------
Anna Borden
Secretary

                       AMENDMENT TO STOCK PURCHASE WARRANT

         This Amendment to Stock Purchase Warrant is made this 23rd day of October, 2001, by Indus International, Inc., a Delaware corporation (the "Company"), in favor of " Warburg, Pincus Investors, L.P. (the "Warrant Holder").

         WHEREAS, the Company has previously granted the Warrant Holder a Stock Purchase Warrant (No. CS-8) to purchase 304,533 shares of the Company's Common Stock at a price of Two Dollars and Seventy-Nine Cents ($2.79) per share at any time from June 20, 1994 to and including June 20, 2004 (the "Warrant"); and WHEREAS, the Company desires to amend the terms of the Warrant to add a cashless exercise feature;

         NOW THEREFORE, Section 1 of the Warrant is hereby amended and replaced in its entirety as specified below, and a new Section 12 is hereby added as specified below. All other terms and conditions the agreement shall remain in full effect.

                  1. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by the surrender of this Warrant (properly endorsed, if required), at the principal office of the Company (or such other office as the Company may designate by notice in writing to the holder hereof). Unless the exercise is a "cashless exercise" as described below, such surrender of the Warrant shall be accompanied by full payment in cash or by certified check or bank draft of the purchase price for such Warrant Shares. The Company agrees that the shares so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares, as of the close of business of the date on which this Warrant shall have been surrendered and payment made for such shares. Certificates for the shares so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding ten (10) days, after the rights represented by this Warrant shall have been so exercised. The Company may permit the Warrant Holder to pay the exercise price and any applicable taxes through a cashless exercise by withholding from the Warrant Shares a number of shares of Common Stock having a value equal to the exercise price. The Fair Market Value of the Common Stock as of the last trading day immediately prior to the exercise date shall be used in valuing the Warrant Shares used in payment of the exercise price. Alternatively, to the extent permitted under Regulation T of the Federal Reserve Board and subject to applicable securities laws, the Warrant may be exercised through a broker in a cashless exercise whereby the broker sells the Warrant Shares and delivers cash sales proceeds to the Company in payment of the exercise price and any applicable taxes. In such case, the date of exercise shall be deemed to be the date on which notice of exercise is received by the Company, and the exercise price shall be delivered to the Company on the settlement date.

         12. As used herein, the term "Fair Market Value," on any date, shall mean (i) if the Common Stock is listed on a securities exchange or is traded on the Nasdaq National Market, the closing sales price on such exchange or market on such date or, in the absence of reported sale on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Common Stock is not listed on a securities exchange or traded on the Nasdaq National Market, the mean between any quoted bid and offered prices for such date, provided that if it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Board of Directors of the Company, or a duly authorized committee thereof, determines in good faith to be reasonable.

         IN WITNESS WHEREOF, the undersigned has caused this Amendment to Stock Purchase Warrant to be signed by its duly authorized officers under its corporate seal, and to be dated this 23rd day of October, 2001.

                           INDUS INTERNATIONAL, INC.



                           By: /s/ Kent O. Hudson
                              -------------------------------------
                              Kent O. Hudson
                           President and Chief Executive Officer


(Corporate Seal)           Attest: /s/ J. Michael Highland
                                  ---------------------------------
                                  J. Michael Highland
                           Secretary


ACCEPTED AND AGREED this 23rd day of October, 2001:


/s/ Warburg Pincus Investors, LP
/s/ Warburg Pincus LLC as General Partner
-----------------------------------------
Name: /s/ Barry Taylor
-----------------------------------------
Title: /s/ General Partner
-----------------------------------------


                                      -3-